Table of Contents

      USAA Family of Funds                                      1
      Message from the President                                2
      Investment Review                                         4
      Message from the Managers                                 5
      Shareholder Voting Results                                9
      Financial Information
         Portfolio of Investments                              10
         Notes to Portfolio of Investments                     19
         Statement of Assets and Liabilities                   20
         Statement of Operations                               21
         Statements of Changes in Net Assets                   22
         Notes to Financial Statements                         23





Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

   USAA Investment Management Company
   Attn: Report Mail
   9800 Fredericksburg Road
   San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Aggressive Growth Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus, which gives further details about the Fund.

USAA   with  the  eagle  is   registered   in  the  U.S.   Patent  &   Trademark
Office.(Copyright)2000, USAA. All rights reserved.










                      USAA Family of Funds Summary


         Fund                                             Minimum
       Type/Name                     Volatility          Investment
       ---------                     ----------          ----------
 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets                  Very high               $3,000
 First Start Growth(Registered
  Trademark)                       Moderate to high        $3,000
 Gold                              Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International                     Moderate to high        $3,000
 S&P 500 (Registered Trademark)
  Index                            Moderate                $3,000
 Science & Technology              Very high               $3,000
 Small Cap Stock                   Very high               $3,000
 World Growth                      Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy                 Moderate                $3,000
 Cornerstone Strategy              Moderate                $3,000
 Growth and Tax
  Strategy                         Moderate                $3,000
 Growth Strategy                   Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA(Registered Trademark) Trust  Low to moderate         $3,000
 High-Yield
  Opportunities                    High                    $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Intermediate-Term
  Bond                             Low to moderate         $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term                         Moderate                $3,000
 Intermediate-Term                 Low to moderate         $3,000
 Short-Term                        Low                     $3,000
 State Bond Income                 Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market                      Very low                $3,000
 Tax Exempt
  Money Market                     Very low                $3,000
 Treasury Money
  Market Trust (Registered
  Trademark)                       Very low                $3,000
 State Money Market                Very low                $3,000
-------------------------------------------------------------------------------


Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

S&P 500(Registered Trademark)is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The product is not sponsored, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.

Nondeposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.











Message from the President



[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD: MICHAEL J.C. ROTH, CFA,
 APPEARS HERE.]


What an exciting time this is!

The way we do business, the way we communicate with each other, the way we live our lives is all changing with breathtaking speed. It is fascinating and sometimes scary. And it creates new investment ideas every day.

As we begin 2000, a challenging investment picture is out there. In the last half of 1999, especially, investors in growth or technology stocks had wonderful returns. These came on the heels of four previous years of returns that were well above average. Those returns in 1999 were the product of the actions of investors who think on the leading edge: technology, Internet, electronics. For investors who included bonds or value-based stocks in their portfolios, 1999 was disappointing. The returns there were largely driven by the Federal Reserve, which is much more concerned with inflation than with leading-edge thinking. I do not mean that as a put-down; that's just how it is.

And one last piece of the puzzle: the returns for growth and technology stocks are coupled with price/earnings ratios that are so far above any common standard that people are only guessing at what they mean.

So, in a nutshell, 1999 was huge returns on growth and tech stocks coupled with valuations that were stratospheric and paltry returns on everything else. And, oh yes, the economy continues to grow in a way that has some economists talking about eliminating the national debt in just over a decade.

Great opportunities coupled with very interesting risks is a picture that for many of you will continue to argue for the approach we have counseled. Create a portfolio that pursues your goals within a level of risk which you can tolerate.

That portfolio can be much more exciting than it was a few years ago. We'd love to help you create it.


Sincerely,



Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


Past performance is no guarantee of future results.












Investment Review


USAA AGGRESSIVE GROWTH FUND

OBJECTIVE:  Capital appreciation

TYPES OF INVESTMENTS: Invests principally in equity securities of companies with the prospect of rapidly growing earnings.


--------------------------------------------------------------------------------
                                           7/31/99               1/31/00
================================================================================
  Net Assets                           $1,029.3 Million     $1,759.2 Million
  Net Asset Value Per Share                 $38.23               $56.63
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Average Annual Total Returns as of 1/31/00
================================================================================
      7/31/99 to 1/31/00           1 Year        5 Years          10 Years
           57.51%(+)               76.96%         36.06%            22.14%
--------------------------------------------------------------------------------
(+) Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gains distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gains distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.



                    CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Aggressive Growth Fund, the Russell 2000 (Registered Trademark) Index, the S&P 500 Index, and the Lipper Small Cap Funds Average for the period of 01/31/90 through 01/31/2000. The data points from the graph are as follows:


                  USAA
               Aggressive       Russell        S&P 500       Lipper Small Cap
              Growth Fund     2000 Index        Index         Funds Average
              -----------     ----------       -------       ----------------

01/31/90        $10,000        $10,000         $10,000            $10,000
07/31/90         10,900         10,629          11,014             11,057
01/31/91         10,929          9,621          10,837             10,667
07/31/91         13,138         11,660          12,416             12,826
01/31/92         16,002         13,930          13,291             15,578
07/31/92         13,478         13,352          14,001             14,391
01/31/93         15,285         15,774          14,695             17,091
07/31/93         14,612         16,483          15,221             17,609
01/31/94         16,756         18,707          16,584             20,058
07/31/94         14,458         17,243          16,005             18,310
01/31/95         15,840         17,583          16,671             19,344
07/31/95         21,684         21,550          20,177             24,152
01/31/96         24,378         22,850          23,109             25,566
07/31/96         26,272         23,039          23,517             26,810
01/31/97         29,817         27,180          29,193             31,378
07/31/97         31,527         30,732          35,773             35,410
01/31/98         30,935         32,092          37,046             36,251
07/31/98         32,758         31,443          42,679             36,302
01/31/99         41,740         32,198          49,090             36,841
07/31/99         46,892         33,773          51,301             39,325
01/31/00         73,862         37,911          54,166             48,173

Data from 1/31/90 through 1/31/00


The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Aggressive Growth Fund to the S&P 500 Index, the broad-based Russell 2000(Registered Trademark) Index, and the Lipper Small Cap Funds Average. The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest in the S&P 500 Index. The Russell 2000 is a widely recognized unmanaged small-cap index consisting of the 2,000 smallest companies within the Russell 3000(Registered Trademark) Index. The Lipper Small Cap Funds Average is an average of all the small-cap funds, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.













Message from the Managers



[PHOTOGRAPH OF PORTFOLIO  MANAGERS:  LEFT TO RIGHT: ERIC M. EFRON, CFA, AND JOHN
 K. CABELL, JR., CFA, APPEARS HERE.]


MARKET CONDITIONS

The environment was favorable for U.S. equity investments during the six months ended January 31, 2000. Aided by increased productivity and low inflation, the domestic economy continued to grow at a healthy pace. Overseas economies, boosted by early signs of recovery from a severe downturn in Asia, advanced in the aggregate as well. Earnings, for the most part, advanced sharply both in the United States and abroad. On a less positive note, interest rates increased slightly amidst concerns that inflation would heat up, but in the end, this was not enough to offset the good news on the earnings front.

Under these conditions, all major U.S. stock market indices advanced, although it should be pointed out that this progress tailed off in the face of intensified volatility in January 2000. Against this backdrop, several trends were prominent during the July 31, 1999, through January 31, 2000, time period:

   - The multiyear performance edge of large-cap stocks versus small-cap stocks narrowed. Investors finally appear to have become more willing to forego some of the liquidity of large-cap equities in order to take advantage of the attractive valuations and growth prospects of smaller ones. Thus, the Russell 2000 Index, a leading benchmark of small-cap stock performance rose 11.6% surpassing that of the S&P 500, a major large-cap indicator, which was up by 5.6%.

   - Technology equities reigned supreme. Helped by an extremely strong initial public offering (IPO) cycle, the tech-heavy NASDAQ Composite Index soared 49.3%, outperforming all the other major stock indices by a wide margin.

   - Largely influenced by the technology boom, growth stocks continued to enjoy very strong performance, while value stocks languished. An analysis of the growth and value sectors of the Russell 2000 Index makes this readily apparent. Russell 2000 Growth was up by 29.7% for the six months, whereas Russell 2000 Value declined 6.6%.

PERFORMANCE

The USAA Aggressive Growth Fund was well positioned to take advantage of the conditions listed earlier. Helped by its emphasis on growth over value, by its sizeable investments in technology as well as in other well-performing areas such as communication services and biotech, and by its active participation in the IPO market, the Fund had a very strong six months. It generated a total return of 57.51%, versus 11.6% for the Russell 2000 Index.

PORTFOLIO STRATEGY

There have been no major adjustments to our strategy over the past six months. We believe that change is central to existence and is inevitable. Whether it be life forms, civilizations, governments, social institutions, economic systems, or businesses, entities that embrace change are likely to succeed and thrive. Those that resist it are doomed to failure, at worst, and to extremely limited prospects, at best. With this in mind, we try to identify long-term social and economic trends that are in their early stages and are potentially powerful and pervasive. We then aggregate these trends into six overriding themes -- the telecommunications revolution, new computing, new products and services, the drive for efficiency, changing lifestyles, and consolidation -- and look to invest in companies that are in a good position to benefit from the changes that lie ahead.

In addition, we focus our investments on companies that are either growing rapidly or have the potential to do so. We believe that rapid growth is one of the best ways to build value over the long term. We are willing to pay premium valuations for the companies in which we invest because we are confident that the premiums will be paid off handsomely over time. We are firm believers of the old adage that you get what you pay for.

Our investments tend to focus on small- to mid-cap companies because this is where most of the rapid growth and innovation that we desire are to be found. Nevertheless, we will also invest in larger companies -- Microsoft, Intel, Cisco, Dell Computers, Clear Channel Communications, Infinity Broadcasting, and Home Depot, for example -- that possess the attributes we are looking for. We wish to stress that aggressive growth is not synonymous with small-cap; instead, it transcends market capitalization categories.

We have overweighted our investments in the technology and communications areas. The Internet (Network Solutions) is rapidly transforming how we communicate, do business, and live. At the same time, old telecommunications monopolies worldwide are crumbling in the face of deregulation and competition, as new companies (Global Telesytems, Global Crossing, Level 3 Communications) arise to provide the Internet and other new services that customers demand. Almost as rapidly as these new companies are being established, companies within the industry are acquiring one another (Metromedia Fiber Networks/AboveNet Communications, VoiceStream Wireless/Omnipoint) in order to position themselves for dominance in the new telecommunications age. All of this is stimulating huge demand for the networking and data communications equipment (Cisco Systems, Ciena Corp., Harmonic Inc.) that goes into the telecommunications infrastructure. And, this creates a demand for the semiconductors (Vitesse Semiconductor, Applied Micro Circuits, Triquint Semiconductor, MMC Networks) and other components (JDS Fitel) that go into the equipment.

All the companies mentioned here are holdings or recent sales in the Fund and fit within the six major themes mentioned above. Taken together with our other positions in the technology and communications areas, they contributed significantly to our strong relative performance during the six months ended January 31, 2000. We are also taking advantage of opportunities in other promising industries such as retailing (Abercrombie & Fitch, 99 Cents Only Stores, William Sonoma), biotechnology (IDEC Pharmaceuticals, Immunex Corp.), health care (Express Scripts), and financial services (Knight Trimark).

OUTLOOK

The Fund enjoyed very strong performance during the six months ended January 31, 2000. The positive conditions that contributed so strongly to performance during the past half year remain in place. Most signs point to moderation in terms of economic growth, corporate earnings, inflation, and interest rates. This makes us optimistic about future equity investment prospects.

Nevertheless, we would be remiss not to point out that past performance is not a guarantee of future results. As good as the fundamental outlooks of our individual holdings might be, stocks in general, and technology issues in particular, are selling at valuations that defy conventional investment wisdom. This could leave them exposed to any possible negative news including political and social disruptions, earnings disappointments, residual Y2K issues, and rising inflation and interest rates. Volatility has always been a central characteristic of aggressive growth investing, and in our opinion, this will continue to be the case.

In the event of a stock market correction, this Fund may be more vulnerable than many others due to its large concentration of high valuation and low market capitalization holdings. Should this occur, we urge aggressive growth investors to maintain their long-term perspective. No matter how painful stock market corrections and bear markets may be, they have proved to be nothing more than temporary disruptions to an immutable trend of increasing values for well-managed and correctly positioned growth companies. We believe that companies such as the ones comprising our portfolio meet these standards and, in the long run, have excellent potential.


Past performance is no guarantee of future results.

Respectfully submitted on February 4, 2000.




     Top 10 Equity Holdings                        Top 10 Industries
       (% of Net Assets)                           (% of Net Assets)
------------------------------------     -------------------------------------
Metromedia Fiber                         Biotechnology                    14.6
 Network, Inc. "A"               3.5     Internet Services                10.7
Network Solutions, Inc.          2.9     Telephones                       10.6
Harmonic, Inc.                   2.7     Communication Equipment           9.5
Applied Micro Circuits Corp.     2.5     Electronics - Semiconductors      8.2
Med Immune, Inc.                 2.5     Computer Software & Service       4.7
JDS Uniphase Corp.               2.4     Drugs                             3.1
IDEC Pharmaceuticals Corp.       2.2     Broadcasting - TV & Radio         2.5
Sandisk Corp.                    2.0     Computer - Hardware               2.4
Human Genome Sciences, Inc.      1.6     Telecommunications -
Genetech, Inc.                   1.6      Cellular/Wireless                2.4
------------------------------------     -------------------------------------

See page 10 for a complete listing of the portfolio of investments.













Shareholder Voting Results


On October 15, 1999, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 19, 1999, were entitled to vote on each proposal. The number of votes shown below are for the entire series of the USAA Mutual Fund, Inc. (the Company) for proposals 1 and 2.

1  Proposal to elect Directors as follows:

     DIRECTORS                    VOTES FOR             VOTES WITHHELD

     Robert G. Davis             1,769,441,834            27,742,867
     Michael J.C. Roth           1,769,442,078            27,742,623
     Barbara B. Dreeben          1,769,442,172            27,742,529
     Robert L. Mason             1,769,442,172            27,742,529
     David G. Peebles            1,769,442,078            27,742,623
     Michael F. Reimherr         1,769,441,328            27,743,373
     Richard A. Zucker           1,769,444,074            27,740,627

John W. Saunders, Jr. and Howard L. Freeman, Jr. did not stand for re-election to the Board. Their term of office terminated on December 31, 1999.

2 Proposal to ratify the selection by the Board of Directors of KPMG LLP as auditors for the Company.

                             NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
            FOR                     AGAINST                  ABSTAIN

      1,664,427,712               19,027,937                27,873,822














USAA AGGRESSIVE GROWTH FUND
PORTFOLIO OF INVESTMENTS

January 31, 2000
(Unaudited)


                                                                        Market
   Number                                                                Value
 of Shares                       Security                                (000)
--------------------------------------------------------------------------------

                   COMMON STOCKS (97.1%)
            Aerospace/Defense (0.9%)
  425,000   AAR Corp.                                                 $    7,517
  178,400   Aviation Sales Co. *                                           1,528
  100,000   HEICO Corp. "A"                                                1,713
  200,000   Triumph Group, Inc. *                                          4,587
--------------------------------------------------------------------------------
                                                                          15,345
--------------------------------------------------------------------------------

            Air Freight (0.8%)
  275,000   Eagle USA Airfreight, Inc. *                                   9,006
  100,000   United Parcel Service "B"                                      5,950
--------------------------------------------------------------------------------
                                                                          14,956
--------------------------------------------------------------------------------

            Airlines (0.3%)
  100,000   Atlantic Coast Airlines, Inc. *                                1,806
  155,000   Midwest Express Holdings, Inc. *                               3,439
--------------------------------------------------------------------------------
                                                                           5,245
--------------------------------------------------------------------------------

            Auto Parts (0.4%)
  400,000   Copart, Inc. *                                                 6,800
--------------------------------------------------------------------------------

            Banks - Major Regional (0.2%)
   26,200   Columbia Banking Systems, Inc. *                                 337
  150,000   Hamilton Bancorp, Inc. *                                       2,419
--------------------------------------------------------------------------------
                                                                           2,756
--------------------------------------------------------------------------------

            Beverages - Alcoholic (0.5%)
  130,000   Beringer Wine Estates Holdings, Inc. "B" *                     5,720
  100,000   Robert Mondavi Corp. "A" *                                     3,688
--------------------------------------------------------------------------------
                                                                           9,408
--------------------------------------------------------------------------------

            Biotechnology (14.6%)
  100,000   Affymetrix, Inc. *                                            23,150
  200,000   Genetech, Inc. *                                              28,100
  120,000   Genzyme Corp. *                                                6,240
  290,000   Human Genome Sciences, Inc. *                                 28,420
  300,000   IDEC Pharmaceuticals Corp. *                                  37,856
  210,000   Immunex Corp. *                                               27,457
  121,000   Inhale Therapeutic Systems, Inc. *                             7,071
  100,000   Maxygen, Inc. *                                                7,463
  300,000   Med Immune, Inc. *                                            43,800
  125,000   Millennium Pharmaceuticals, Inc. *                            23,430
  350,000   Techne Corp. *                                                21,831
   80,000   Transkaryotic Therapies, Inc. *                                2,605
--------------------------------------------------------------------------------
                                                                         257,423
--------------------------------------------------------------------------------

            Broadcasting - Radio & TV (2.5%)
  210,000   Clear Channel Communications, Inc. *                          18,139
   66,900   Entercom Communications Corp. *                                3,554
  118,100   Infinity Broadcasting Corp. *                                  3,838
   50,000   Radio Unica Communications *                                   1,200
  200,000   Regent Communications, Inc. *                                  2,350
  190,000   Salem Communications Corp. "A" *                               3,278
   45,500   Spanish Broadcasting Systems, Inc. "A" *                       1,558
   85,800   Univision Communications, Inc. "A" *                           9,191
   27,000   Wink Communications, Inc. *                                    1,573
--------------------------------------------------------------------------------
                                                                          44,681
--------------------------------------------------------------------------------

            Chemicals (0.4%)
  125,000   Symyx Technologies *                                           6,438
--------------------------------------------------------------------------------

            Communication Equipment (9.5%)
  166,700   Advanced Fibre Communications, Inc. *                          6,137
   81,000   Airnet Communications Corp. *                                  2,673
  226,400   Altigen Communications, Inc. *                                 3,085
   97,700   Ancor Communications, Inc. *                                   3,676
   90,000   CIENA Corp. *                                                  5,906
  161,805   Digital Microwave Corp. *                                      5,178
   81,400   Ditech Communications Corp. *                                  9,575
   32,500   Efficient Networks, Inc. *                                     2,484
   34,300   Gadzoox Networks, Inc. *                                       1,303
  485,800   Harmonic, Inc. *                                              46,789
   38,200   Inet Technologies, Inc. *                                      1,558
   46,700   interWAVE Communications International, Ltd. *                 1,705
  207,688   JDS Uniphase Corp. *                                          42,355
   77,500   MCK Communications, Inc. *                                     2,083
  112,700   Netro Corp. *                                                  4,846
   41,600   Next Level Communications, Inc. *                              3,354
  228,200   Pairgain Technologies, Inc. *                                  2,639
   63,500   Paradyne Networks, Inc. *                                      1,714
   36,600   Sonicwall, Inc. *                                              2,132
  186,900   Spectrian Corp. *                                              3,831
   10,600   Sycamore Networks, Inc. *                                      3,381
  108,300   Terayon Communication Systems, Inc. *                         11,588
--------------------------------------------------------------------------------
                                                                         167,992
--------------------------------------------------------------------------------

            Computer - Hardware (2.4%)
  200,600   Dell Computer Corp. *                                          7,711
  263,600   Sandisk Corp. *                                               35,289
--------------------------------------------------------------------------------
                                                                          43,000
--------------------------------------------------------------------------------

            Computer - Networking (1.9%)
   21,500   Alteon Websystems, Inc. *                                      2,115
  220,200   Cisco Systems, Inc. *                                         24,112
    8,500   Cobalt Networks, Inc. *                                          667
   18,200   Crossroads Systems, Inc. *                                     1,324
   18,300   Finisar Corp. *                                                1,108
   17,800   Foundry Networks, Inc. *                                       2,398
   18,700   JNI Corp. *                                                    1,110
--------------------------------------------------------------------------------
                                                                          32,834
--------------------------------------------------------------------------------

            Computer Software & Service (4.7%)
   50,300   ASD Systems, Inc. *                                              421
   97,700   Bluestone Software, Inc. *                                     8,610
  133,200   Daleen Technologies, Inc. *                                    2,548
  101,800   Digex, Inc. *                                                  8,640
   45,500   Digimarc Corp. *                                               2,454
  128,300   Digital Island, Inc. *                                        10,841
  196,500   Diversinet Corp. *                                             3,132
    9,200   Extensity, Inc. *                                                533
   90,700   HNC Software, Inc. *                                           8,180
   29,800   InterTrust Technologies Corp. *                                4,302
  108,800   Liberate Technologies, Inc. *                                  8,575
   23,300   Metasolv Software, Inc. *                                      2,487
   84,700   Microsoft Corp. *                                              8,290
   13,700   Ondisplay, Inc. *                                              1,105
   28,100   OpenTV Corp. "A" *                                             2,798
   15,700   Phone.com, Inc. *                                              1,727
   37,100   Primus Knowledge Solutions, Inc. *                             2,780
  131,200   Scientific Learning Corp. *                                    3,296
  132,200   Telemate.Net Software, Inc. *                                  1,900
--------------------------------------------------------------------------------
                                                                          82,619
--------------------------------------------------------------------------------

            Drugs (3.1%)
  115,000   Alpharma, Inc. "A"                                             3,910
  250,000   Biovail Corp. International *                                 12,469
  170,000   Elan Corp. plc ADR *                                           5,111
  195,000   Jones Pharma, Inc.                                            11,322
  150,000   Sepracor, Inc. *                                              21,000
--------------------------------------------------------------------------------
                                                                          53,812
--------------------------------------------------------------------------------

            Electronics - Semiconductors (8.2%)
  298,400   Applied Micro Circuits Corp. *                                44,089
  100,000   Intel Corp.                                                    9,894
   17,900   Maker Communications, Inc. *                                     965
  140,000   Metalink Ltd. *                                                3,089
  216,000   MMC Networks, Inc. *                                           6,048
  146,200   Netsilicon, Inc. *                                             3,289
  159,900   Quicklogic Corp. *                                             2,398
   81,400   Rambus, Inc. *                                                 6,135
   13,400   Silicon Image, Inc. *                                            995
  438,975   TranSwitch Corp. *                                            21,812
  177,900   Triquint Semiconductor, Inc. *                                27,180
   45,700   Virata Corp. *                                                 2,571
  358,000   Vitesse Semiconductor Corp. *                                 15,573
--------------------------------------------------------------------------------
                                                                         144,038
--------------------------------------------------------------------------------

            Engineering & Construction (0.1%)
   60,000   Quanta Services, Inc. *                                        1,965
--------------------------------------------------------------------------------

            Equipment - Semiconductors (1.3%)
  181,100   Cymer, Inc. *                                                  9,983
  113,700   PRI Automation, Inc. *                                         7,973
  321,179   SpeedFam-IPEC, Inc. *                                          4,838
--------------------------------------------------------------------------------
                                                                          22,794
--------------------------------------------------------------------------------

            Finance - Consumer (0.6%)
  100,000   Metris Companies, Inc.                                         3,662
  300,000   NCO Group, Inc. *                                              6,919
--------------------------------------------------------------------------------
                                                                          10,581
--------------------------------------------------------------------------------

            Finance - Diversified (0.3%)
  120,000   Heller Financial, Inc. "A"                                     2,498
   91,200   Official Payments Corp. *                                      3,106
--------------------------------------------------------------------------------
                                                                           5,604
--------------------------------------------------------------------------------

            Foods (0.7%)
  150,000   American Italian Pasta Co. "A" *                               4,106
  200,000   Suiza Foods Corp. *                                            8,225
--------------------------------------------------------------------------------
                                                                          12,331
--------------------------------------------------------------------------------

            Health Care - Diversified (0.6%)
  135,000   Accredo Health, Inc. *                                         4,185
  120,000   ICON plc ADR *                                                 2,055
  152,200   Professional Detailing, Inc. *                                 4,109
--------------------------------------------------------------------------------
                                                                          10,349
--------------------------------------------------------------------------------

            Health Care - HMOs (1.1%)
  375,000   Express Scripts, Inc. "A" *                                   19,383
--------------------------------------------------------------------------------

            Health Care - Specialized Services (1.3%)
  200,000   Advance Paradigm, Inc. *                                       3,762
   60,000   Ebenx, Inc. *                                                  3,315
  235,000   Omnicare, Inc.                                                 2,482
  330,000   Orthodontic Centers of America, Inc. *                         5,053
  100,000   Priority Healthcare Corp. "B" *                                2,894
  225,000   Renal Care Group, Inc. *                                       5,527
--------------------------------------------------------------------------------
                                                                          23,033
--------------------------------------------------------------------------------

            Home Furnishings & Appliances (0.5%)
  350,000   Ethan Allen Interiors, Inc.                                    8,750
--------------------------------------------------------------------------------

            Hospitals (0.2%)
  130,000   Province Healthcare Co. *                                      3,445
--------------------------------------------------------------------------------

            Housewares (0.1%)
  100,000   Yankee Candle Co., Inc. *                                      1,669
--------------------------------------------------------------------------------

            Internet Services (10.7%)
   84,600   24/7 Media, Inc. *                                             5,192
    8,400   Akamai Technologies, Inc. *                                    2,093
  110,000   barnesandnoble.com, Inc. *                                     1,279
   27,400   Be Free, Inc. *                                                2,740
  176,800   CAIS Internet, Inc. *                                          6,188
   14,700   Calico Commerce, Inc. *                                          470
   65,000   CareInsite, Inc. *                                             4,747
   54,600   Data Return Corp. *                                            3,174
   25,800   Digital Impact, Inc. *                                         1,238
  100,000   drkoop.com, Inc. *                                             1,362
  144,000   Entrust Technologies, Inc. *                                   6,822
   12,000   Expedia, Inc. "A" *                                              327
   10,700   Freemarkets, Inc. *                                            2,450
   89,800   Freeshop.com, Inc. *                                           2,705
    9,100   Getthere.com, Inc. *                                             268
   91,300   Gric Communications, Inc. *                                    4,183
  188,300   High Speed Access Corp. *                                      3,425
   80,500   Homestore.com, Inc. *                                          7,854
  113,800   Interliant, Inc. *                                             4,310
   44,000   Internap Network Services Corp. *                              2,755
  146,209   Internet Pictures Corp. *                                      4,679
   64,000   L90, Inc. *                                                    1,440
   44,800   Media Metrix, Inc. *                                           1,498
   22,800   Mediaplex, Inc. *                                              2,326
   19,100   MedicaLogic, Inc. *                                              561
  177,600   Medscape, Inc. *                                               1,965
   67,500   Mypoints.com, Inc. *                                           2,873
   66,000   N2H2, Inc. *                                                   1,056
   41,100   National Information Consortium, Inc. *                        1,803
   18,300   Navisite, Inc. *                                               1,883
  204,100   Netcentives, Inc. *                                           13,930
   26,600   Netratings, Inc. *                                               984
  237,800   Network Solutions, Inc. "A" *                                 51,573
  223,000   Promotions.com, Inc. *                                         4,976
  104,100   Purchasepro.com, Inc. *                                        8,627
   18,900   Radware Ltd. *                                                   869
   32,000   Retek, Inc. *                                                  1,700
  177,900   Tumbleweed Communications Corp. *                              8,934
  205,100   Viador, Inc. *                                                 7,384
   80,100   Webvan Group, Inc. *                                           1,207
  106,600   Yesmail.com, Inc. *                                            2,958
  107,400   ZipLink, Inc. *                                                1,933
--------------------------------------------------------------------------------
                                                                         188,741
--------------------------------------------------------------------------------

            Investment Banks/Brokerage (0.5%)
  100,000   DLJdirect, Inc. *                                              1,094
  220,000   Knight/Trimark Group, Inc. *                                   6,957
--------------------------------------------------------------------------------
                                                                           8,051
--------------------------------------------------------------------------------

            Lodging/Hotel (0.6%)
  200,000   Four Seasons Hotels, Inc.                                      9,800
--------------------------------------------------------------------------------

            Manufacturing - Specialized (0.1%)
   56,200   Creo Products, Inc. *                                          2,139
--------------------------------------------------------------------------------

            Medical Products & Supplies (1.8%)
  109,700   Caliper Technologies Corp. *                                  15,187
  130,000   Henry Schein, Inc. *                                           1,714
   49,200   Neoforma.com, Inc. *                                           2,475
  100,000   Sciquest.com, Inc. *                                           5,662
  250,000   Sybron Corp. *                                                 5,766
--------------------------------------------------------------------------------
                                                                          30,804
--------------------------------------------------------------------------------

            Oil & Gas - Drilling/Equipment (0.9%)
  100,000   Carbo Ceramics, Inc.                                           2,163
   83,500   Cooper Cameron Corp. *                                         4,133
   89,000   Smith International, Inc. *                                    4,567
  170,000   Varco International, Inc. *                                    1,721
  100,000   Weatherford International, Inc. *                              3,756
--------------------------------------------------------------------------------
                                                                          16,340
--------------------------------------------------------------------------------

            Personal Care (0.6%)
  200,000   Estee Lauder Companies, Inc. "A"                              10,225
--------------------------------------------------------------------------------

            Restaurants (0.6%)
  125,000   P. F. Chang's China Bistro, Inc. *                             3,188
  280,000   Papa John's International, Inc. *                              6,965
--------------------------------------------------------------------------------
                                                                          10,153
--------------------------------------------------------------------------------

            Retail - Building Supplies (1.3%)
  140,000   Fastenal Co.                                                   6,125
  300,000   Home Depot, Inc.                                              16,987
--------------------------------------------------------------------------------
                                                                          23,112
--------------------------------------------------------------------------------

            Retail - Discounters (1.0%)
  400,000   Dollar Tree Stores, Inc. *                                    17,625
--------------------------------------------------------------------------------

            Retail - Food (0.2%)
  225,000   Wild Oats Markets, Inc. *                                      3,713
--------------------------------------------------------------------------------

            Retail - General Merchandising (0.6%)
  200,000   Costco Wholesale Corp. *                                       9,788
--------------------------------------------------------------------------------

            Retail - Specialty (1.4%)
  300,000   99 Cents Only Stores *                                        10,500
  330,000   Cost Plus, Inc. *                                              5,527
  100,000   Tuesday Morning Corp. *                                        1,488
  250,000   Williams-Sonoma, Inc. *                                        7,922
--------------------------------------------------------------------------------
                                                                          25,437
--------------------------------------------------------------------------------

            Retail - Specialty Apparel (0.5%)
  300,000   Abercrombie & Fitch Co. "A" *                                  6,413
  200,000   Chico's Fas, Inc. *                                            2,950
--------------------------------------------------------------------------------
                                                                           9,363
--------------------------------------------------------------------------------

            Services - Commercial & Consumer (0.5%)
  100,000   Barra, Inc. *                                                  3,575
  300,000   MSC Industrial Direct Co. "A" *                                4,650
--------------------------------------------------------------------------------
                                                                           8,225
--------------------------------------------------------------------------------

            Services - Computer Systems (1.3%)
   11,200   724 Solutions,  Inc. *                                           760
  293,200   Flextronics International Ltd. *                              14,568
   75,537   Sanmina Corp. *                                                8,026
--------------------------------------------------------------------------------
                                                                          23,354
--------------------------------------------------------------------------------

            Services - Data Processing (1.2%)
  126,100   Checkfree Holdings Corp. *                                     7,440
  120,800   Infonet Services Corp. *                                       3,412
  230,000   MedQuist, Inc. *                                               4,586
  271,300   Resourcephoenix.com, Inc. *                                    5,290
--------------------------------------------------------------------------------
                                                                          20,728
--------------------------------------------------------------------------------

            Telecommunications - Cellular/Wireless (2.4%)
   22,700   Aether Systems, Inc. *                                         2,792
  233,500   Microcell Telecommunications, Inc. "B" *                       8,961
   92,300   Powertel, Inc. *                                               8,169
   20,100   Telecorp PCS, Inc. *                                             866
   57,000   Tritel, Inc. *                                                 1,510
    9,100   Triton PCS Holdings, Inc. "A" *                                  372
  114,000   VoiceStream Wireless Corp. *                                  13,381
  114,000   Western Wireless Corp. "A" *                                   6,213
--------------------------------------------------------------------------------
                                                                          42,264
--------------------------------------------------------------------------------

            Telecommunications - Long-Distance (2.2%)
  110,400   CapRock Communications Corp. *                                 5,023
  146,900   Global Crossing Ltd. *                                         7,455
   32,000   Ibasis, Inc. *                                                 2,388
  114,500   IDT Corp. *                                                    2,390
  249,200   ITC DeltaCom, Inc. *                                           7,227
   53,000   Level 3 Communications, Inc. *                                 6,251
  105,800   Startec Global Communications Corp. *                          2,354
  144,000   Williams Communications Group *                                5,418
   13,700   Z-Tel Technologies, Inc. *                                       495
--------------------------------------------------------------------------------
                                                                          39,001
--------------------------------------------------------------------------------

            Telephones (10.6%)
  151,500   Adelphia Business Solutions *                                  7,764
  209,000   Allied Riser Communications Corp. *                            4,755
   54,300   Covad Communications Group, Inc. *                             3,842
  122,900   DSL.net, Inc. *                                                2,573
   90,600   Focal Communications Corp. *                                   3,635
  239,000   Global TeleSystems Group, Inc. *                               5,960
   97,000   Intermedia Communications, Inc. *                              4,171
  190,200   Ixnet, Inc. *                                                  6,942
   92,200   McLeod, Inc. *                                                 6,339
  916,000   Metromedia Fiber Network, Inc. "A" *                          62,002
  135,600   Network Access Solutions Corp. *                               3,729
  135,600   Network Plus Corp. *                                           3,577
  175,400   NEXTLINK Communications, Inc. "A" *                           14,799
  281,900   Northeast Optic Network, Inc. *                               27,626
   84,500   NorthPoint Communications Group, Inc. *                        2,646
  115,700   Pac-West Telecomm, Inc. *                                      2,907
  128,200   Rhythms NetConnections, Inc. *                                 4,367
   96,600   Teligent, Inc. "A" *                                           6,478
   48,500   Time Warner Telecom, Inc. "A" *                                2,946
  135,000   Winstar Communications, Inc. *                                 9,560
--------------------------------------------------------------------------------
                                                                         186,618
--------------------------------------------------------------------------------

            Textiles - Apparel (0.3%)
  110,000   Columbia Sportswear Co. *                                      1,980
   97,600   Cutter & Buck, Inc. *                                          1,080
  240,000   Tommy Hilfiger Corp. *                                         2,895
--------------------------------------------------------------------------------
                                                                           5,955
--------------------------------------------------------------------------------

            Truckers (0.5%)
  300,000   Forward Air Corp. *                                            8,081
--------------------------------------------------------------------------------

            Waste Management (0.1%)
  100,000   Waste Connections, Inc. *                                      1,225
--------------------------------------------------------------------------------
            Total common stocks (cost: $727,906)                       1,707,993
--------------------------------------------------------------------------------


Principal
 Amount
 (000)
---------
                              SHORT-TERM (2.9%)

            Commercial Paper
$  51,002   General Electric Capital Corp., 5.81%, 2/01/2000
              (cost: $51,002)                                             51,002
--------------------------------------------------------------------------------
            Total investments (cost: $778,908)                        $1,758,995
================================================================================










USAA AGGRESSIVE GROWTH FUND
NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2000
(Unaudited)



GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 4.4% of net assets at January 31, 2000.

ADR - American Depositary Receipts are foreign shares held by a U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.


SPECIFIC NOTES

* Non-income producing.




See accompanying notes to financial statements.












USAA AGGRESSIVE GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2000
(Unaudited)


ASSETS
   Investments in securities, at market value (identified cost of $778,908)         $1,758,995
   Cash                                                                                  1,635
   Receivables:
      Capital shares sold                                                                6,633
      Dividends                                                                             56
      Securities sold                                                                    7,761
                                                                                    ----------
         Total assets                                                                1,775,080
                                                                                    ----------

LIABILITIES
   Securities purchased                                                                 11,894
   Capital shares redeemed                                                               3,261
   USAA Investment Management Company                                                      505
   USAA Transfer Agency Company                                                            232
   Accounts payable and accrued expenses                                                     3
                                                                                    ----------
         Total liabilities                                                              15,895
                                                                                    ----------
            Net assets applicable to capital shares outstanding                     $1,759,185
                                                                                    ==========

REPRESENTED BY:
   Paid-in capital                                                                  $  738,386
   Accumulated net investment loss                                                      (2,795)
   Accumulated net realized gain on investments                                         43,507
   Net unrealized appreciation of investments                                          980,087
                                                                                    ----------
            Net assets applicable to capital shares outstanding                     $1,759,185
                                                                                    ==========
   Capital shares outstanding                                                           31,062
                                                                                    ==========
   Authorized shares of $.01 par value                                                  55,000
                                                                                    ==========
   Net asset value, redemption price, and offering price per share                  $    56.63
                                                                                    ==========



See accompanying notes to financial statements.











USAA AGGRESSIVE GROWTH FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2000
(Unaudited)


Net investment loss:
   Income:
      Dividends (net of foreign taxes withheld of $1)                 $    280
      Interest                                                           1,018
                                                                      --------
         Total income                                                    1,298
                                                                      --------
   Expenses:
      Management fees                                                    2,310
      Transfer agent's fees                                              1,243
      Custodian's fees                                                     134
      Postage                                                              194
      Shareholder reporting fees                                            26
      Directors' fees                                                        3
      Registration fees                                                    129
      Professional fees                                                     38
      Other                                                                 16
                                                                      --------
         Total expenses                                                  4,093
                                                                      --------
            Net investment loss                                         (2,795)
                                                                      --------
Net realized and unrealized gain on investments:
   Net realized gain                                                    45,433
   Change in net unrealized appreciation/depreciation                  569,674
                                                                      --------
            Net realized and unrealized gain                           615,107
                                                                      --------
Increase in net assets resulting from operations                      $612,312
                                                                      ========


See accompanying notes to financial statements.












USAA AGGRESSIVE GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2000, and year ended July 31, 1999
(Unaudited)


                                                          1/31/00      7/31/99
                                                        ------------------------
From operations:
   Net investment loss                                  $   (2,795)  $   (4,500)
   Net realized gain on investments                         45,433       65,690
   Change in net unrealized appreciation/depreciation
      of investments                                       569,674      248,390
                                                        ------------------------
      Increase in net assets resulting from operations     612,312      309,580
                                                        ------------------------
Distributions to shareholders from:
   Net realized gains                                      (63,031)     (91,693)
                                                        ------------------------
From capital share transactions:
   Proceeds from shares sold                               274,784      321,840
   Shares issued for dividends reinvested                   62,320       90,620
   Cost of shares redeemed                                (156,482)    (337,515)
                                                        ------------------------
      Increase in net assets from capital share
        transactions                                       180,622       74,945
                                                        ------------------------
Net increase in net assets                                 729,903      292,832
Net assets:
   Beginning of period                                   1,029,282      736,450
                                                        ------------------------
   End of period                                        $1,759,185   $1,029,282
                                                        ========================
Undistributed net investment loss included in net
  assets:
   End of period                                        $   (2,795)  $    -
                                                        ========================
Change in shares outstanding:
   Shares sold                                               5,894       10,648
   Shares issued for dividends reinvested                    1,708        4,176
   Shares redeemed                                          (3,461)     (11,190)
                                                        ------------------------
      Increase in shares outstanding                         4,141        3,634
                                                        ========================


See accompanying notes to financial statements.












USAA AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS

January 31, 2000
(Unaudited)



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 13 separate funds. The information presented in this semiannual report pertains only to the USAA Aggressive Growth Fund (the Fund). The Fund's investment objective is capital appreciation. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets principally in equity securities of companies with the prospect of rapidly growing earnings.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. Each committed line of credit is also subject to a facility fee. CAPCO charges an annual facility fee of up to .08% of the committed facility, and Bank of America charges an annual facility fee of .09% of the committed facility. The Fund had no borrowings under any of these agreements during the six-month period ended January 31, 2000.

(3) DISTRIBUTIONS

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six months ending January 31, 2000, were $363.8 million and $271.3 million, respectively.

Gross unrealized appreciation and depreciation of investments as of January 31, 2000, was $1,022.5 million and $42.4 million, respectively.

(5) TRANSACTIONS WITH MANAGER

A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed as a percentage of its annual average net assets, which on an annual basis is equal to .50% of the first $200 million, .40% of that portion over $200 million but not over $300 million, and .33% of the portion over $300 million.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing, best-efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The Fund did not utilize these services during the six-month period ended January 31, 2000.

(6) TRANSACTIONS WITH AFFILIATES

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:


                           Six-month
                          Period Ended
                           January 31,                Year Ended July 31,
                          --------------------------------------------------------------------
                             2000            1999            1998          1997         1996
                          --------------------------------------------------------------------
Net asset value at
   beginning of period    $    38.23      $    31.62      $  32.82      $  27.88      $  24.49
Net investment loss             (.10)(a)        (.17)(a)      (.12)(a)      (.14)(a)      (.12)(a)
Net realized and
   unrealized gain             20.81           10.77          1.26          5.65          5.12
Distributions from net
   investment income             -               -             -             -             -
Distributions of realized
   capital gains               (2.31)          (3.99)        (2.34)        (0.57)        (1.61)
                          --------------------------------------------------------------------
Net asset value at
   end of period          $    56.63      $    38.23      $  31.62      $  32.82      $  27.88
                          ====================================================================
Total return (%) *             57.51           43.14          3.91         20.00         21.16
Net assets at
   end of period (000)    $1,759,185      $1,029,282      $736,450      $753,984      $607,437
Ratio of expenses to
   average net assets (%)        .64(b)          .72           .71           .74           .74
Ratio of net investment
   loss to average
   net assets (%)               (.44)(b)        (.55)         (.38)         (.47)         (.42)
Portfolio turnover (%)         21.76           35.18         83.32         57.15         43.75


  * Assumes reinvestment of all dividend income and capital gains distributions during the period.
(a) Calculated using weighted average shares.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

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Directors
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, Vice Chairman of the Board
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Richard A. Zucker

Investment Adviser, Underwriter, and Distributor
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

Transfer Agent                           Legal Counsel
USAA Shareholder Account Services        Goodwin, Procter & Hoar LLP
9800 Fredericksburg Road                 Exchange Place
San Antonio, Texas 78288                 Boston, Massachusetts 02109

Custodian                                Independent Auditors
State Street Bank and Trust Company      KPMG LLP
P.O. Box 1713                            112 East Pecan, Suite 2400
Boston, Massachusetts 02105              San Antonio, Texas 78205

Telephone Assistance Hours               Internet Access
Call toll free - Central Time            usaa.com(Service Mark)
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

For Additional Information on Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-hour service (from  any  phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Registered Trademark)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777